Exhibit 10.1

CONSENT AGREEMENT

This Consent Agreement (this “Agreement”) is made and entered into as of the 31st day of May, 2011 (the “Effective Date”) by and among NovaDel Pharma Inc., a Delaware corporation (the “Company”) and the undersigned (the “Investor”).  Capitalized terms used but not defined herein shall have the meaning set forth in that certain Securities Purchase Agreement, dated February 14, 2011, by and among the Company, the Investor and the other parties thereto (the “Purchase Agreement”).

1. Definitions.

a.	“Delayed Exercise Warrants” shall mean the Series A Warrants and the Series C Warrants issued to the Investor by the Company pursuant to the Purchase Agreement.

b.	“Post-Effective Amendment” shall mean the Company’s Post-Effective Amendment No. 2 to the Registration Statement.

2. Amendment to the Delayed Exercise Warrants.  The Investor hereby acknowledges and agrees that the definition of “Initial Exercise Date” in each Delayed Exercise Warrant is hereby amended and restated in its entirety such that the “Initial Exercise Date” shall mean the date that is one year and one day from the date on which the Securities and Exchange Commission declares the Post-Effective Amendment effective.  Except as modified herein, all other terms and provisions of the Delayed Exercise Warrants (including Exhibits thereto) are unchanged and remain in full force and effect.

3. Filing of Post-Effective Amendment.  The Company shall file the Post-Effective Amendment within five business (5) days following the Effective Date.

4. Additional Post-Effective Amendments. The Company acknowledges and agrees that, following the Effective Date, the Company (i) shall not make any further post-effective amendments to the Registration Statement (other than the Post-Effective Amendment) and (ii) shall withdraw the Registration Statement if any further post-effective amendment is required, in either case if the SEC would require the Initial Exercise Date of the Delayed Exercise Warrants to be further extended or delayed in connection with any such post-effective amendment.

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IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

NOVADEL PHARMA INC.

Date: May 31, 2011	By:
Name:
Title:

INVESTOR:

Date: May 31, 2011	By:
Name:
Title:

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